EXHIBIT 10.4

         THIS PROMISSORY NOTE AND THE SECURITIES OBTAINABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE
         SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.


                       SENIOR CONVERTIBLE PROMISSORY NOTE

U.S. $250,000                                                     August 5, 2003

         FOR VALUE RECEIVED, Skyframes, Inc., a Utah corporation (the "Company"), hereby promises to pay to the order of Ocean Drive SF Associates LLC (the "Lender") the principal amount of Two Hundred Fifty Thousand ($250,000) Dollars (the "Principal Amount"), together with interest on the Principal Amount under this senior convertible promissory note (this "Note") at the per annum rate of eight (8%) percent (calculated daily on the basis of a 360-day year and actual calendar days elapsed). The Principal Amount and accrued interest on this Note shall become due and payable in one installment on August 4, 2004 (the "Maturity Date").

         Both the Principal Amount and accrued interest shall be paid in lawful money of the United States of America to the Lender at 444 Madison Ave, 18th Floor, New York, NY 10022, or at such other address as the Lender may designate by notice in writing to the Company, in immediately available funds.

         If any payment hereunder falls due on a Saturday, Sunday or legal holiday, it shall be payable on the next succeeding business day and such additional time shall be included in the computation of interest.

         This Note is issued pursuant to that certain Securities Purchase Agreement by and between the Company and the Lender of even date herewith (the "Securities Purchase Agreement"). Notwithstanding any provision to the contrary contained herein, this Note is subject and entitled to certain terms, conditions, covenants and agreements contained in the Securities Purchase Agreement. Reference to the Securities Purchase Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both the Principal Amount and interest hereon as provided herein. All capitalized terms not defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement.

         This Note, and the shares of the Company's common stock, $0.10 par value per share (the "Common Stock"), into which this Note in convertible, is also referred to in, and entitled to the benefits of, that certain registration rights agreement between the Company and the Lender of even date herewith (the "Registration Rights Agreement").

         1. SENIOR. The indebtedness evidenced by this Note and the payment of the Principal Amount and interest thereof shall be Senior (as hereinafter defined) to, and have priority in right of payment over, all indebtedness of the Company. "Senior" shall be deemed to mean that, in the event of any default in the payment of the obligations represented by this Note or of any liquidation, insolvency, bankruptcy, reorganization, or similar proceedings relating to the Company, all sums payable on this Note, shall first be paid in full, with interest, if any, before any payment is made upon any other indebtedness, now outstanding or hereinafter incurred, and, in any such event, any payment or distribution of any character which shall be made in respect of any other indebtedness of the Company, shall be paid over to the holder of this Note for application to the payment hereof, unless and until the obligations under this Note (which shall mean the Principal Amount and other obligations arising out of, premium, if any, interest on, and any costs and expenses payable under, this
Note) shall have been paid and satisfied in full. Notwithstanding the foregoing, the indebtedness evidenced by this Note and the payment of the Principal Amount and interest thereof shall rank pari passu with that certain Senior Convertible Promissory Note dated June 16, 2003 issued in favor of Ocean Drive Holdings, LLC.

         2. CONVERSION.

                  (a) CONVERSION. At the option of the Holder, all or a portion of the outstanding Principal Amount, together with accrued but unpaid interest, on this Note shall convert into shares of the Company's Common Stock. The number of shares of Common Stock to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the Principal Amount, plus accrued but unpaid interest by (ii) 0.50 per share (the "Conversion Price"). Any fraction of a share of Common Stock resulting from this calculation shall be rounded upward to the next whole share. The Company covenants to cause such shares, when issued pursuant to this Section 2(a), to be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof, other than any taxes, liens or charges not caused by the Company.

                  (b) MECHANICS AND EFFECT OF CONVERSION. To exercise the conversion privilege, the Holder shall surrender this Note, together with a written conversion notice three (3) days prior to conversion, to the Company at its principal office. This Note or portion thereof shall be deemed to have been converted immediately prior to the close of business on the date of giving of such notice and the Holder, or the nominee or nominees of such Holder, shall be treated for all purposes as the record holder of the shares of Common Stock deliverable upon such conversion as of the close of business on such date. At its expense, the Company will, within 15 days thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

         3. RESERVATION OF SHARES. The Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock to provide for the full conversion of this Note.

         4. CHANGE OF CONTROL.  Subject to Section 9(c) hereto,  in the event of
(i) any transaction or series of related transactions (including any reorganization, merger or consolidation) that results in the transfer of 50% or more of the outstanding voting power of the Company, and (ii) a sale of all or substantially all of the assets of the Company to another person, this Note shall be automatically due and payable. The Company will give the Lender not less than ten (10) business days prior written notice of the occurrence of any events referred to in this Section 4.

         5. CERTAIN ADJUSTMENTS. The number and class or series of shares into which this Note may be converted under Section 2 shall be subject to adjustment in accordance with the following provisions:

                  (a) ADJUSTMENT FOR REORGANIZATION OR RECAPITALIZATION. If, while this Note remains outstanding and has not been converted, there shall be a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), all necessary or appropriate lawful provisions shall be made so that the Lender shall thereafter be entitled to receive upon conversion of this Note, the greatest number of shares of stock or other securities or property that a holder of the class of securities deliverable upon conversion of this Note would have been entitled to receive in such reorganization or recapitalization if this Note had been converted immediately prior to such reorganization or recapitalization, all subject to further adjustment as provided in this Section 5. If the per share consideration payable to the Lender for such class of securities in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations or recapitalizations and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Note. In all events, appropriate adjustment shall be made in the application of the provisions of this Note (including adjustment of the conversion price and number of shares into which this Note is then convertible pursuant to the terms and conditions of this Note) with respect to the rights and interests of the Lender after the transaction, to the end that the provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization or recapitalization upon conversion of this Note.

                  (b) ADJUSTMENTS FOR SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Note remains outstanding and unconverted, shall split or subdivide any class of securities into which this Note may be converted into a different number of securities of the same class, the number of shares of such class issuable upon conversion of this Note immediately prior to such split or subdivision shall be proportionately increased and the conversion price for such class of securities shall be proportionately decreased. If the Company at any time while this Note, or any portion hereof, remains outstanding and unconverted shall combine any class of securities into which this Note may be converted, into a different number of securities of the same class, the number of shares of such class issuable upon conversion of this Note immediately prior to such combination shall be proportionately decreased and the conversion price for such class of securities shall be proportionately increased.

                  (c) ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If, while this Note remains outstanding and unconverted, the holders of any class of securities as to which conversion rights under this Note exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Note shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon conversion of this Note, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such conversion had it been the holder of record of the class of security receivable upon conversion of this Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or all other additional stock available by it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

         6. FURTHER ADJUSTMENTS. In case at any time or, from time to time, the Company shall take any action that affects the class of securities into which this Note may be converted, other than an action described herein, then, unless such action will not have a materially adverse effect upon the rights of the Lender, the number of shares of such class of securities (or other securities) into which this Note is convertible shall be adjusted in such a manner and at such time as shall be equitable in the circumstances.

         7. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to Section 5 or Section 6, the Company at its sole expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Lender a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Lender, furnish or cause to be furnished to Lender a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number and class of securities and the amount, if any, of other property which at the time would be received upon the conversion of this Note under
Section 2.

         8 AFFIRMATIVE COVENANTS. The Company covenants and agrees that, while any amounts under this Note are outstanding, it shall:

                  (a) Do all things necessary to preserve and keep in full force and effect its corporate existence, including, without limitation, all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged; and continue to engage in business of the same general type as conducted as of the date hereof; and (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder;

                  (c) Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Company has maintained adequate reserves with respect thereto in accordance with GAAP;

                  (d) Comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements applicable to it (collectively, "Requirements") of all governmental bodies, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials or officers which are applicable to the Company or any of its properties, except where the failure to so comply would not have a material effect on the Company or any of its properties; PROVIDED, HOWEVER, that nothing provided herein shall prevent the Company from contesting the validity or the application of any Requirements;

                  (e) Keep proper records and books of account with respect to its business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP; and

                  (f) Notify the Lender in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Company which involve a claim in excess of $50,000.

         9. NEGATIVE COVENANTS. The Company covenants and agrees that while any amount of this Note is outstanding it will not directly or indirectly:

                  (a) Enter into any bank or other non-trade indebtedness for borrowed money in excess of $10,000, in a single transaction or in the aggregate, without the prior written consent of the Lender, provided that in all cases such indebtedness is junior to the indebtedness evidenced by the Note;

                  (b) Guarantee, assume or otherwise become responsible for (directly or indirectly) the indebtedness, performance, obligations, of any person, or the agreement by the Company or any of its subsidiaries to do any of the foregoing, without the prior written consent of the Lender;

                  (c) Declare or pay, directly and indirectly, any dividends or make any distributions, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of its capital stock (including without limitation any preferred stock) or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of its capital stock or set aside any amount for any such purpose;

                  (d) Consolidate with or merge into any other person, or sell, lease, transfer or assign to any persons or otherwise dispose of (whether in one transaction or a related series of transactions) 1% or more of its consolidated properties or assets (whether now owned or hereafter acquired), or permit another person to merge into it;

                  (e) Own, purchase or acquire any stock, obligations, assets or securities of, or any interest in, or make any capital contribution or loan or advance of money, credit or property to, any other person, or make any other investments, except that the Company may own, purchase or acquire (i) existing subsidiaries or subsidiaries formed for the purposes of facilitating acquisitions or carrying out the ordinary business of the Company; (ii) certificates of deposits of any commercial banks registered to do business in any state of the United States having capital and surplus in excess of $50,000,000; (iii) readily marketable, direct obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States; and (iv) investments in prime commercial paper; PROVIDED, HOWEVER, that in each case mentioned in (ii), (iii) or (iv) above, such obligations shall mature not more than 180 days from the date of acquisition thereof; and

                  (f) Sell, transfer, discount or otherwise dispose of any claim or debt owing to it, including, without limitation, any notes, accounts receivable or other rights to receive payment, except for reasonable consideration and in the ordinary course of business.

         10. EVENTS OF DEFAULT. The entire unpaid Principal Amount under this Note and the interest due thereon shall forthwith become and be due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice, except to the extent contemplated by the opening paragraph hereof, that is to say:

                  (a) the Company shall (i) fail to pay any amounts owed hereunder as required under the terms of this Note or (ii) have an event of default occur and be continuing under indebtedness of the Company (other than this Notes) such that the holders of such indebtedness have declared the outstanding principal and accrued interest to be immediately due and payable;

                  (b) if the Company shall:

                           (i) admit in writing its  inability  to pay its debts
generally as they become due;

                           (ii) file a petition in  bankruptcy  or a petition to
take advantage of any insolvency act;

                           (iii)  make  an   assignment   for  the   benefit  of
creditors;

                           (iv) consent to the  appointment of a receiver of the
whole or any substantial part of its assets;

                           (v) on a petition in bankruptcy  filed against it, be
adjudicated a bankrupt; or

                           (vi) file a petition or answer seeking reorganization
or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof;

                  (d) if a court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Company, a receiver of the whole or any substantial part of Company's assets, and such order, judgment or decree shall not be vacated or set aside or stayed within 90 days from the date of entry thereof;

                  (e) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the whole or any substantial part of Company's assets and such custody or control shall not be terminated or stayed within 90 days from the date of assumption of such custody or control; or

                  (f) the Company shall default in the performance of, or violate any representation or warranty contained in the Securities Purchase Agreement and the Registration Rights Agreement or in any written statement pursuant thereto or hereto, report, financial statement or certificate made or delivered to the Lender by the Company shall be untrue or incorrect in any material respect, as of the date when made or deemed made; or

         11. REMEDIES. In case any one or more of the Events of Default specified in Section 10 hereof shall have occurred and be continuing, the Lender may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the Lender may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the Lender.

         12. AMENDMENTS AND WAIVERS. Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Lender.

         13. NOTICES. All notices, requests, consents, and other communications under this Note shall be in writing and shall be deemed delivered (i) three (3) business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one (1) business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

                  If to the Company:

                  Skyframes, Inc.
                  555 Anton Boulevard, Suite 1200
                  Costa Mesa, California 92626
                  Attention: James W. France
                  Facsimile:

                  With a copy to:
                  The Law Office of Gary C. Wykidal
                  245 Fischer Avenue, Suite A1
                  Costa Mesa, CA 92626
                  Telecopier No.: (714) 751-5428
                  Attention: Gary Wykidal, Esq.

                  If to the Lender:

                  Ocean Drive Holdings LLC
                  444 Madison Avenue, 18th Floor
                  New York, NY 10022
                  Attention: Daniel Myers
                  Facsimile: (212) 202-4022

                  With a copy to:
                  Littman Krooks LLP
                  655 Third Avenue
                  New York, NY 10017
                  Attention: Mitchell C. Littman, Esq.
                  Facsimile: (212) 490-2990

                  (ii) Any party may give any notice, request, consent or other communication under this Note using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

         14. CONFLICTING AGREEMENTS. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

         15. SEVERABILITY. The unenforceability or invalidity of any provision or provisions of this Note as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other provisions or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

         16. GOVERNING LAW. This Note shall be governed by and construed under the laws of the State of New York, without giving effect to the principles of conflicts of laws. The Company (1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection to which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the

United States District Court for the Southern District of New York, in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

         17. WAIVERS. The nonexercise by either party of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         18. LOST DOCUMENTS. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Note, if mutilated, the Company will make and deliver in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the original date of this Note.

                            [Signature Page Follows]


         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Note as of the date first written above.

                       SKYFRAMES, INC.


                       By _______________________________
                          Name: James W. France
                          Title: CEO and President




Acknowledged and Accepted:

OCEAN DRIVE SF ASSOCIATES LLC


By ___________________________________
   Name:
   Title: